United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 28, 2025

Date of Report (Date of earliest event reported)

Evergreen Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41271	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lot 1.02, Level 1,

Glo Damansara, 699,

Jalan Damansara, Taman Tun Dr Ismail,

60000 Kuala Lumpur, Malaysia

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: +1 786 406 6082

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	EVGR	The Nasdaq Stock Market LLC
Warrants	EVGRW	The Nasdaq Stock Market LLC
Units	EVGRU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Investment Management Trust Agreement

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required herein. As approved by its stockholders at the General Meeting (defined below), Evergreen Corporation (“EVGR” or the “Company”) and Continental Stock Transfer & Trust Company entered into an amendment, dated January 28, 2025, to the Investment Management Trust Agreement, dated February 8, 2022, by and between Continental Stock Transfer & Trust Company and EVGR (the “IMTA Amendment”). A copy of the IMTA Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Subsequent to the approval by the shareholders of EVGR of the Amendment to EVGR’s Amended and Restated Memorandum and Articles of Association (the “Charter Amendment”), on January 28, 2025, EVGR filed the Charter Amendment with the Registrar of Companies in the Cayman Islands. Pursuant to the Charter Amendment, EVGR has the right to extend the date by which it has to consummate a business combination up to six (6) times for an additional one (1) month each time from February 11, 2025 to August 11, 2025 (as extended, the “Extended Date”) by depositing into the trust account, for each one-month extension, $0.05 for each Class A ordinary share issued and outstanding after giving effect to the redemption.

Item 5.07. Submissions of Matters to a Vote of Security Holders.

On January 28, 2025, EVGR held an Extraordinary General Meeting of Shareholders (the “General Meeting”). On December 13, 2024, the record date for the General Meeting, there were 8,071,457 ordinary shares of EVGR entitled to be voted at the General Meeting, 87.97% of which were represented in person or by proxy.

The final results for each of the matters submitted to a vote of EVGR’s shareholders at the General Meeting are as follows:

Matters Voted On	For	Against	Abstain
Proposal Number One to amend and restate EVGR’s Amended and Restated Articles of Association to give the Company the right to extend the date by which it has to consummate a business combination up to six (6) times for an additional one (1) month each time, fromFebruary11, 2025 to August 11, 2025	6,066,624	1,033,835	0

Proposal Number Two was to amend EVGR’s investment management trust agreement, dated as of February 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Combination Period up to six (6) times for an additional one (1) month each time from February 11, 2025 to the Extended Date by depositing into the trust account, for each one-month extension, $0.05 for each Class A ordinary share issued and outstanding after giving effect to the Redemption	6,066,623	1,033,836	0

Each of the proposals described above was approved by EVGR’s shareholders. EVGR’s shareholders elected to redeem an aggregate of 2,456,657 ordinary shares in connection with the General Meeting.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1*	Amended and Restated Memorandum and Articles of Association, dated January 28, 2025
10.1	Amendment to the Investment Management Trust Agreement, dated January 28, 2025, by and between EVGR and Continental Stock Transfer & Trust Company.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2025

EVERGREEN CORPORATION

By:	/s/ Liew Choon Lian
Name:	Liew Choon Lian
Title:	Chief Executive Officer